UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


March 29,2005
(Date of earliest event reported)


U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)


   Nevada			   0-25523		     33-0843633
  (State or Other     (Commission File No.)  (IRS Employer
   Jurisdiction of                           Identification No.)
   Incorporation)

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of Principal Executive Offices)

(702) 433-8223
(Registrants telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
38:    (see General Instructions A.2. below)

Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02
     Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 29, 2005, the registrant concluded that its previously issued financial statements,(i)as of and for the nine months ended September 30, 2004, as filed in the registrant's Quarterly Report on Form 10-QSB on November 16, 2004,(ii)as of and for six months ended June 30, 2004, as filed in the registrants Quarterly Report on Form 10-QSB on August 23, 2004 and (iii) as of and for the three months ended
March 31, 2004 as filed in the registrants Quarterly Report on Form 10-QSB on May 21, 2004, should no longer be relied upon because of an error in such financial statements. The error is in the methodology used to value the mineral rights acquired by the registrant, which resulted in the value of such mineral rights being overstated.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						U.S. CANADIAN MINERALS, INC.



					By: /s/ John Woodward
Name:	John Woodward
Title:  	President



Date: March 30, 2005






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